UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

Adynxx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pine Street, Suite 500 San Francisco, California 94111 (Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (415) 512-7740

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADYX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 9, 2019, Adynxx, Inc., formerly known as "Alliqua BioMedical, Inc.," or Alliqua, filed a Current Report on Form 8-K, or the Original Form 8-K, reporting, among other items, that on May 3, 2019, Alliqua completed its merger with what was then known as Adynxx, Inc., or Private Adynxx. This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to provide (i) the historical audited financial statements of Private Adynxx as of and for the years ended December 31, 2017 and 2018, as required by Item 9.01(a) of Form 8-K; (ii) the unaudited financial statements for Private Adynxx as of March 31, 2019 and for the three months ended March 31, 2019 and 2018, as required by Item 9.01(a) of Form 8-K; and (iii) the unaudited pro forma condensed combined balance sheet as of March 31, 2019 and unaudited combined condensed statements of operations for the three months ended March 31, 2019 and year ended December 31, 2018, as required by Item 9.01(b) of Form 8-K. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

The audited financial statements of Private Adynxx as of and for the years ended December 31, 2018 and 2017 and the unaudited financial statements of Private Adynxx as of March 31, 2019 and for the three months ended March 31, 2019 and 2018 are filed herewith as Exhibit 99.3 and are incorporated herein by reference.  The consent of BDO USA, LLP, Private Adynxx’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Amendment No. 1 to Current Report on Form 8-K.

(b)    Pro forma financial information.

Our unaudited pro forma condensed combined balance sheet as of March 31, 2019 and unaudited combined condensed statement of operations for the the three months ended March 31, 2019 and year ended December 31, 2018 are filed herewith as Exhibit 99.4 and are incorporated herein by reference.

(d)    Exhibits

No.	Description
2.1(1)

Agreement and Plan of Merger and Reorganization, dated as of October 11, 2018, as amended and supplemented from time to time, by and among Alliqua BioMedical, Inc., Embark Merger Sub, Inc., and Adynxx, Inc.

3.1(2)	Certificate of Amendment to Certificate of Incorporation to Effect the Name Change.

3.2(2)	Certificate of Amendment to Certificate of Incorporation to Effect the Reverse Stock Split.

23.1	Consent of BDO USA, LLP, Private Adynxx’s independent registered public accounting firm.

99.1(2)	Press Release dated May 6, 2019.

99.2(2)	Press Release dated May 9, 2019.

99.3

Audited financial statements of Private Adynxx as of and for the years ended December 31, 2018 and 2017 and unaudited financial statements of Private Adynxx for the three months ended March 31, 2019 and 2018.

99.4	Unaudited pro forma condensed combined balance sheet as of March 31, 2019 and unaudited combined condensed statement of operations for the year ended December 31, 2018 and the three months ended March 31, 2019.

101*	The following financial information of Private Adynxx, Inc. formatted in Extensible Business Reporting Language (XBRL) is filed herewith: (i) Balance sheets as of March 31, 2019 (unaudited), December 31, 2018 and December 31, 2017; (ii) Statements of operations for the three months ended March 31, 2019 (unaudited) and March 31, 2018 (unaudited), and years ended December 31, 2018 and 2017; (iii) Statements of redeemable convertible preferred stock and stockholders' deficit for the three months ended March 31, 2019 (unaudited) and March 31, 2018 (unaudited), and the years ended December 31, 2018 and 2017; (iv) Statements of cash flows for the three month ended March 31, 2019 (unaudited) and March 31, 2018 (unaudited), and the years ended December 31, 2018 and 2017; and (v) Notes to financial statements.

(1) Incorporated herein by reference to Annex A and B to our Definitive Proxy Statement on Schedule 14A (File No. 001-36278) filed with the SEC on January 24, 2019.

(2) Incorporated by reference from our current report on form 8-K (File No. 001-36278) filed with the SEC on May 9, 2019.

*- Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADYNXX, INC.

Dated: June 10, 2019

	By:	/S/ Rick Orr
	Name:	Rick Orr
	Title:	President and Chief Executive Officer